VYANT bio

HUMAN-POWERED **DRUG DISCOVERY**

Nasdaq: VYNT

Conference Call & Webcast for the First Quarter 2022

Monday, May 16, 2022 - 4:30pm ET



SAFE HARBOR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that exist in our operations and business environment, which may be beyond our control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements pertaining to Vyant Bio, Inc.'s expectations regarding future financial and/or operating results, the efficacy of our drug screening and discovery process, potential for our services, future revenues or growth and plans, strategies and objectives of management for future operations or transactions. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent filings. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Vyant Bio. Forward-looking statements represent the judgment of the Company's management regarding future events. Although the we believe that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, we can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

DRUG DISCOVERY
Needs a Paradigm Shift

Underperformance of Widely Used Models for Predicting Drug Efficacy and Safety

Late Introduction of Human Biology in the R&D Process Leads to High Failure and Cost

VYANTbio
Defines a New Approach



Deep Expertise and Global Presence in Drug Discovery

Human Biology and Data Science Driven Proprietary Discovery Engine

Focused on Efficiently Discovering Novel Therapeutics for Neurological Developmental and Degenerative Diseases

Therapeutic Pipeline

Our Therapeutic Assets

		PRECLINICAL			IND	CLINICAL
PROGRAM	INDICATION	EARLY DISCOVERY	TARGET ID & VALIDATION	LEAD ID	LEAD OPTIMIZATION	PHASES 1, 2, 3
VYNT-0126	Rett Syndrome					
ORAI-xxxx *	Rett Syndrome					
VYNT-xxxx *	CDKL5					
VYNT-xxxx	Parkinson's Disease					



* We are in partnerships for the use of artificial intelligence systems with Atomwise for the discovery of a novel Rett Syndrome compound and Cyclica for the discovery of a novel CDKL5 compound

FIRST QUARTER 2022 HIGHLIGHTS

Collaboration with OrganoTherapeutics

Completing lab facility consolidation
&
Ongoing sale process for preclinical CRO business



Insightful data readouts on disease phenotype in Rett Syndrome and CDKL5

Entered into two financing vehicles & increased corporate visibility



- A **"human first"** strategy using patient-derived iPSC* organoids for screening
  - **accelerate drug discovery** by reducing failure rates
  - **drive clinical translation** of drug candidates
  - **improve clinical success** by picking appropriate genetically defined patient populations

- Focused on models for **CNS genetic disorders**
  - established the first models for the monogenetic disorders **RETT syndrome** and **CDKL5**
  - development of models for known **familial Parkinson's disease** genes
  - potential to expand into the more common sporadic/idiosyncratic populations for **Parkinson's disease**

* iPSC = Induced Pluripotent Stem Cell

VYANTbio

Leveraging Human Biology and Data Science to Discover New Therapies for Neurodevelopmental and Neurodegenerative Disorders

Human microOrgan™ Discovery Platform

Paradigm for high-throughput clinic-based screening

Drive Successful Clinical Outcomes Through Patient-Based Discovery





Discovery
Targets & Hits
Novel & Repurposed

Patient-derived iPSC Organoids

Establish translatable bio-markers to drive Discovery and de-risked clinical trials

Biomarker-based Screening

Identify, validate, and de-risk targets and hits across multiple biological endpoints

Value Creation

Rapidly discover and advance first and/or best in class targets and molecules

Utilize patient biology, high-throughput screening and data science to drive de-risked target and hit discovery

Rett neurospheroids display a unique functional phenotype

- Rett neurospheroids display a distinct functional signature
- Proprietary AnalytiX algorithms extract and quantify several features of the calcium signal

FLIPR

Control spheroids



200 RFU
100 sec

RTT spheroids



200 RFU
100 sec

AssayAnalytiX

Feature extraction



Analytix™
1. Irregular Peak
2. Sub-peak
3. Singular Peak
4. Class 1 Peak
5. Class 2 Peak
6. Class 3 Peak
7. Rise/ Left Width
8. Decay/ Right Width

Feature Extraction (72 parameters)

- Automated
- Unbiased
- Disease-relevant

AssayAnalytiX

Phenotypic distinction



Morphology
Counts
Height
Frequency
Ratio
40
20
0
−20
−40
Control
RTT

- Control normalized to zero
- RTT values expressed as std dev from control

VYANTbio

Rett neurospheroids show consistent and robust phenotypic signatures

Rett disease functional phenotype is robust across multiple distinct differentiation batches and screens

Rett neurospheroid
Control neurospheroid



40
20
0
−20
−40

Batch 1



40
20
0
−20
−40

Batch 2



40
20
0
−20
−40

Batch 3

Representative tracings of the neural activity (per batch)

Control

RTT



Key features to distinguish RTT and control phenotypes

Feature Class	Feature
Ratio	Si Peak Ratio
	Class 1 Peak Ratio
	C1Si Peak Ratio
Morphology	Peak DecayTime Avg
Count	Class 3 Peak Count
	C2Su Peak Count
	C1Si Peak Count
	Si Peak Count
	Su Peak Count
	C3Si Peak Count
	Class 1 Peak Count
	Ir Peak Count
Frequency	Si Peak Frequency
	C1Si Peak Frequency
	Class 1 Peak Frequency

VYNT-0126 showed a dose-dependent rescue of the Rett functional phenotype

Global recovery with VYNT-0126



Recovery (%)
100
75
50
25
0
Target Engagement (%)
0
25
50
75
100
0.1% H_2O
0.003
0.01
0.03
0.1
0.3
1
3
10
Concentration (µM)

Unweighted average of all 72 endpoints

Features change by concentration



40
30
20
10
0
−10
−20
−30
−40
WT
RTT
0.003

Dose-dependent change of captured phenotype features

Rescue of key parameters



Recovery (%)
100
75
50
25
0
Target Engagement (%)
0
25
50
75
100
0.1% H_2O
0.003
0.01
0.03
0.1
0.3
1
3
10
Concentration (µM)
Global Recovery
Su Peak Count
Class 1 Peak Ratio
Target Engagement

Parameter specific recovery may not need full target engagement

Recovery from the Rett phenotype after chronic treatment with VYNT-0126 correlates with target engagement

VYNT-0126 has a distinct mechanism compared to advanced clinical candidates

VYNT-0126



Recovery (%)
100
75
50
25
0
WT Function (%)
0.1% H_2O
0.003
0.01
0.03
0.1
0.3
1
3
10
Concentration (µM)



WT
RTT
0.003

Clinical candidate 1



Recovery (%)
100
75
50
25
0
WT Function (%)
0.1% H_2O
0.003
0.01
0.03
0.1
0.3
1
3
10
Concentration (µM)



WT
RTT
0.003

Clinical candidate 2



Recovery (%)
100
75
50
25
0
WT Function (%)
0.1% H_2O
0.003
0.01
0.03
0.1
0.3
1
3
10
Concentration (µM)



WT
RTT
0.003

Differentiated mechanism offers potential combinatorial therapeutic approaches

FINANCIAL DISCUSSION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒ **QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934**

For the Quarterly Period Ended March 31, 2022

Commission File Number 001-35817

VYANT BIO, INC.
(Exact name of registrant as specified in the charter)

Delaware	**04-3462475**
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Executive Campus
2370 State Route 70, Suite 310
Cherry Hill, NJ 08002
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: **(201) 479-8126**

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	VYNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐.

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐ Accelerated filer ☐
Non-accelerated Filer ☒ Smaller reporting company ☒
Emerging growth company ☐

DRUG DISCOVERY
Needs a Paradigm Shift

Underperformance of Widely Used Models for Predicting Drug Efficacy and Safety

Late Introduction of Human Biology in the R&D Process Leads to High Failure and Cost

VYANT bio
Defines a New Approach



Deep Expertise and Global Presence in Drug Discovery

Human Biology and Data Science Driven Proprietary Discovery Engine

Focused on Efficiently Discovering Novel Therapeutics for Neurological Developmental and Degenerative Diseases

Nasdaq-VYNT

Investor Contact:
Jennifer K. Zimmons. Ph.D.
Investor Relations
Zimmons International
Communications, Inc.
Email: jzimmons@zimmonsic.com
Phone: +1.917.214.3514

Leveraging Human Biology and Data Science to Discover New Therapies for Neurological Diseases and Oncology